                                                                       Exhibit 1
                                                                       ---------

                                1,500,000 Shares

                           EASTGROUP PROPERTIES, INC.

                           9.00% Series A Cumulative
                           Redeemable Preferred Stock
                              ($0.0001 Par Value)


                             UNDERWRITING AGREEMENT
                             ----------------------


June 12, 1998


PAINEWEBBER INCORPORATED
A.G. EDWARDS & SONS, INC.
J.C. BRADFORD & CO.
RAYMOND JAMES & ASSOCIATES, INC.


c/o  PaineWebber Incorporated
     1285 Avenue of the Americas
     New York, New York 10019


Dear Ladies and Gentlemen:

          EastGroup Properties, Inc., a Maryland corporation (the "Company"), confirms its agreement with PaineWebber Incorporated, A.G. Edwards & Sons, Inc., J.C. Bradford & Co. and Raymond James & Associates, Inc. (collectively, the "Underwriters"), as follows:

          1. Description of Securities. The Company proposes to issue and sell to the Underwriters, severally and not jointly, 1,500,000 shares of 9.00% Series A Cumulative Redeemable Preferred Stock, $0.0001 par value (the "Preferred Stock"). The shares of Preferred Stock to be issued and sold by the Company are hereinafter referred to as the "Securities."

          2. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Underwriters that:

               (i) A registration statement on Form S-3 (File No. 333-29193) with respect to the Securities, including a prospectus, has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act") and the rules and regulations of the Securities and Exchange Commission (the

     "Commission") thereunder (the "1933 Act Rules and Regulations"), and has been filed with the Commission and declared effective. Such registration statement and prospectus may have been amended or supplemented prior to the date of this Underwriting Agreement; any such amendment or supplement was so prepared and filed, and any such amendment filed after the effective date of such registration statement has been declared effective. No stop order suspending the effectiveness of the registration statement has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission. A prospectus supplement (the "Prospectus Supplement") setting forth the terms of the offering, sale and plan of distribution of the Securities and additional information concerning the Company and its business has been or will be so prepared and will be filed pursuant to Rule 424(b) of the 1933 Act Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the 1933 Act Rules and Regulations). Copies of such registration statement and prospectus, any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Underwriting Agreement (including one fully executed copy of the registration statement and of each amendment thereto for the Underwriters and their counsel) have been delivered to the Underwriters and their counsel. The registration statement, as it may have heretofore been amended, is referred to herein as the "Registration Statement," and the final form of prospectus included in the Registration Statement, as supplemented by the Prospectus Supplement, is referred to herein as the "Prospectus." Any reference herein to the Registration Statement, the Prospectus, any preliminary prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Prospectus or any preliminary prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Underwriting Agreement, all references to the Registration Statement, the Prospectus, any preliminary prospectus or any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System (EDGAR), and such copy shall be identical in content to any Prospectus delivered to the Underwriters for use in connection with the offering of the Securities.

               (ii) Each part of the Registration Statement, when such part became or becomes effective and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date (as hereinafter defined), and, if later, at an Option Closing Date (as hereinafter defined), conformed or will conform in all material respects with the requirements of the Act and the 1933 Act Rules and Regulations; each part of the Registration Statement, when such part became or becomes effective, or when such part was filed with the Commission, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, and, if later, at an Option Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in, or omissions from, any such document in reliance upon, and in conformity with, written information concerning the Underwriters that was furnished to the Company by the Underwriters specifically for use in the preparation thereof.

               (iii) The documents incorporated by reference in the Registration Statement, the Prospectus, any amendment or supplement thereto, when they became or become effective under the Act or were or are filed with the Commission under the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, conformed or will conform in all material respects with the requirements of the Act, the 1933 Act Rules and Regulations, the Exchange Act and/or the rules and regulations of the Commission thereunder (the "Exchange Act Rules and Regulations"), as applicable.

               (iv) The consolidated financial statements of the Company together with the related schedules and notes thereto, set forth or included or incorporated by reference in the Registration Statement and Prospectus fairly present the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations, changes in financial position, shareholders' equity and cash flows for the periods therein specified, in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). The summary and selected financial and statistical data included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. In addition, the pro forma financial statements of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Furthermore, all financial statements required by Rule 3-14 of Regulation S-X ("Rule 3-14") have been included or incorporated by reference in the Registration Statement and the Prospectus and any such financial statements are in conformity with the requirements of Rule 3-14. No other financial statements are required to be set forth or to be incorporated by reference in the Registration Statement or the Prospectus under the Act or the 1933 Act Rules and Regulations thereunder.

               (v) KPMG Peat Marwick LLP, whose reports are incorporated by reference in the Registration Statement, has represented to the Company that they are and, during the periods covered by their reports, were independent public accountants as required by the Act and the 1933 Act Rules and Regulations.

               (vi) The only subsidiaries (as defined in the 1933 Act Rules and Regulations) of the Company are the subsidiaries listed on Schedule B
                                                                    ----------
     hereto (the "Subsidiaries"). Each of the Company and its Subsidiaries has been duly incorporated or formed, as the case may be, and is an existing corporation, general or limited partnership, or other legal entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be. The Company and each of its Subsidiaries has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration except where the failure to be so qualified or registered, considering all such cases in the aggregate, would not have a material adverse effect on the business, properties, financial position or results of operations of the Company and its Subsidiaries taken as a whole; and, other than the Subsidiaries, the Company does not own more than 5% of the stock or other beneficial interest in any corporation, partnership, joint venture or other business entity.
     (vii) All of the issued and outstanding capital stock or ownership interests of each Subsidiary has been duly authorized and are validly issued, fully paid and nonassessable and is wholly-owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (vii) All of the issued and outstanding capital stock or ownership interests of each Subsidiary has been duly authorized and are validly issued, fully paid and nonassessable and is wholly-owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (viii) All of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable, with no personal liability attaching to holders of the shares of capital stock solely by reason of the ownership of shares of capital stock, and conform to the description thereof in the Prospectus. The shareholders of the Company have no preemptive rights with respect to the Securities.

               (ix) The Securities will be as of the Closing Date, and the Optional Securities (as hereinafter defined) will be as of any Option Closing Date, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement; and when issued and delivered by the Company pursuant to this Underwriting Agreement against payment of the consideration therefor specified herein, will be validly issued, fully paid and nonassessable. The Securities conform to the description thereof in the Registration Statement, Prospectus and the articles supplementary determining the terms of the Securities (the "Articles Supplementary") and will not be subject to any preemptive rights of any shareholder of the Company.

               (x) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and its Subsidiaries have not incurred any liabilities or obligations, direct or contingent; or entered into any transactions, not in the ordinary course of business, that are material to the Company and its Subsidiaries on a consolidated basis; and there has not been any material change in the Preferred Stock, the capital stock or structure, short-term debt or long-term debt of the Company and its Subsidiaries; or any material adverse change, or any development that is reasonably likely to involve a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its Subsidiaries on a consolidated basis; and, except for regular distributions with respect to the Company's common stock, par value $0.0001 per share (the "Common Stock"), in amounts per share that are consistent with past practice or the charter documents of the Company, there has been no dividend or distribution of any kind declared, paid or made by the Company on any of its capital stock.

               (xi) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened any action, suit or proceeding to which the Company, any of its Subsidiaries or any of its officers or directors is a party, or that any of its properties or other assets is the subject of, before or by any court or governmental agency or body, that is reasonably likely to result in any material adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its Subsidiaries, or might materially and adversely affect their properties or other assets.

               (xii) During the period of at least the last 24 calendar months prior to the date of this Underwriting Agreement, the Company has timely filed with the Commission all documents and other material required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. During the period of at least the last 36 calendar months preceding the filing of the Registration Statement, the Company has filed all reports required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. Immediately preceding the filing of the Registration Statement, the aggregate market value of the Company's voting stock held by non-affiliates of the Company was equal to or greater than $150 million.

               (xiii) There are no contracts or documents of the Company that are required to be filed as exhibits to the Registration Statement or to any of the documents incorporated by reference therein by the Act or the Exchange Act or by the 1933 Act Rules and Regulations and the Exchange Act Rules and Regulations that have not been so filed. All of the contracts to which any of the Company or its Subsidiaries is a party (i) have been duly authorized, executed and delivered by such entity, constitute valid and binding agreements of such entity and are enforceable against such entity in accordance with the terms thereof, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization or similar other laws affecting creditors' rights generally and (B) general equity principles and limitations on the availability of equitable relief or (ii) in the case of any contract to be executed on or before the Closing Date, will on the Closing Date be duly authorized, executed and delivered by the Company and/or a Subsidiary, and constitute valid and binding agreements of such entity enforceable against each entity in accordance with the terms thereof, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization or similar other laws affecting creditors' rights generally and (B) general equity principles and limitations on the availability of equitable relief.

               (xiv) The Company has full corporate power and authority to enter into this Underwriting Agreement. This Underwriting Agreement has been duly authorized, executed and delivered by the Company.

               (xv) The execution and performance of this Underwriting Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, agreement or instrument to which the Company or its Subsidiaries is a party or by which they are bound or to which any of the property or other assets of the Company or its Subsidiaries is subject, (ii) the articles of incorporation, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document, as applicable, of the Company or its Subsidiaries, or (iii) any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its Subsidiaries or any of their properties or other assets; no consent, approval, authorization or order of, filing with, or notice to any court or governmental agency or body is required for the consummation of the transactions contemplated by this Underwriting Agreement in connection with the issuance or sale of the Securities by the Company, except such as may be required under the Act and applicable state securities, blue sky, or real estate syndication laws, if any, or pursuant to the listing requirements of the New York Stock Exchange, Inc. (the "NYSE"); and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Underwriting Agreement, free of any preemptive rights. The issuance of the Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement, evidence of indebtedness, contract or other agreement or instrument to which the Company or its Subsidiaries are a party.

               (xvi) The Company and its Subsidiaries have complied in all respects with all laws, regulations and orders applicable to them or their respective businesses; the Company and its Subsidiaries are not in default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract or other agreement or instrument to which they are a party or by which they or any of their properties or other assets are bound, violation of which would individually or in the aggregate have a material adverse effect on the Company and its Subsidiaries on a consolidated basis, and no other party under any such agreement or instrument to which the Company or its Subsidiaries is a party is, to the knowledge of the Company, in default in any material respect thereunder; and the Company and its Subsidiaries are not in violation of their respective articles of incorporation, charter, by-laws, certificate of general or limited partnership, partnership agreement or other organizational documents, as the case may be.

               (xvii) The Company and each of its Subsidiaries have good
     and marketable title to all properties and assets, as described in the Prospectus, owned by them, free and clear of all liens, charges, encumbrances, claims, defects or restrictions, except such as are described in the Prospectus or are not material in relation to the business of the Company and its Subsidiaries, and the Company and its Subsidiaries have valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by the Company and its Subsidiaries, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such properties by the Company and its Subsidiaries; all liens, charges, encumbrances, claims or restrictions on or affecting any of the properties or the assets of the Company and its Subsidiaries which are required to be disclosed in the Prospectus are disclosed therein; except as disclosed on Schedule C, no
                                                              ----------
     tenant under any of the leases pursuant to which the Company or its Subsidiaries lease their properties has an option or right of first refusal to purchase the premises demised under such lease; the use and occupancy of each of the properties of the Company and its Subsidiaries complies in all material respects with all applicable codes and zoning laws and regulations; the Company and its Subsidiaries have no knowledge of any pending or threatened condemnation or zoning change that will in any material respect affect the size of, use of, improvement of, construction on, or access to any of the properties of the Company and its Subsidiaries; and the Company and its Subsidiaries have no knowledge of any pending or threatened proceeding or action that will in any manner materially affect the size of, use of, improvements or construction on, or access to any of the properties of the Company or its Subsidiaries.

               (xviii) Title insurance in favor of the Company and its Subsidiaries is maintained with respect to each of the properties described in the Prospectus in an amount at least equal to the cost of acquisition of such property, except, in each case, where the failure to maintain such title insurance is not reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries taken as a whole.

               (xix) The mortgages and deeds of trust encumbering the properties and assets described or referred to in the Prospectus are not convertible into the equity of the Company or any Subsidiary.

               (xx) Except as set forth in the Prospectus Supplement, (i) there does not exist on any of the properties described in the Prospectus any Hazardous Materials (as hereinafter defined) in unlawful quantities,
     (ii) there has not occurred on or off such properties any unlawful spills, releases, discharges or disposal of Hazardous Materials, which presence or occurrence would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries taken as a whole, and (iii) the Company and its Subsidiaries have not failed to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, sale, storage, handling, transport and disposal of any Hazardous Materials, except for such failures which are not reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries taken as a whole.

               As used herein, "Hazardous Material" shall include, without limitation, any flammable explosives, radioactive materials, oil, petroleum, petroleum products, hazardous materials, hazardous wastes, hazardous or toxic substances, asbestos or any material as defined by any environmental laws, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.) (CERCLA), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the
                                                             -- ---
     Resource Conservation and Recovery Act, as amended (42 U.S C. Section 6901, et seq.), and in the regulations adopted pursuant to each of the foregoing
     -- ---
     or by any Federal, state or local governmental authority having jurisdiction over the properties as described in the Prospectus.

               All of the properties have been, and it is contemplated that all future acquisitions will be, subjected to a Phase I or similar environmental assessment (which generally includes a site inspection, interviews and a records review, but no subsurface sampling). These assessments and certain follow-up investigations (including, as appropriate, asbestos, radon and lead surveys, additional public records review, subsurface sampling and other testing) of the properties have not revealed any environmental liability that the Company believes would have a material adverse effect upon the business, results of operations, prospects or condition (financial or otherwise) of the Company or any of its Subsidiaries.

               (xxi) Property and casualty insurance in favor of each of the Company and its Subsidiaries is maintained with respect to each of the properties owned by each of them in an amount and on such items as is reasonable and customary for businesses of this type.

               (xxii) Except as described in the Prospectus, each tenant (a "Tenant") of a property owned or leased by the Company is in actual possession of such property under a lease to such Tenant (each, a "Lease"). Except as disclosed in the Prospectus, each Lease is in full force and effect and neither the Company nor any of its Subsidiaries has notice of any defense to the obligations of the Tenant thereunder or any claim asserted or threatened by any person or entity, which claim would have a material adverse effect upon the business, results of operations, prospects or condition (financial or otherwise) of the Company or any of its Subsidiaries. To the knowledge of the Company, no Tenant of any of the properties is in default under any of the Leases governing such properties and there is no event which, but for the passage of time or the giving of notice, or both, would constitute a material default under any of such Leases.

               (xxiii) Except as specifically disclosed in the Prospectus, there is no material defect in the condition of any property, the improvements thereon, the structural elements thereof, or the mechanical systems therein, nor any material damage from casualty or other cause, nor any soil condition of any such property that will not support all of the improvements thereon without the need for unusual or new subsurface excavations, fill, footings, caissons or other installations, except for
     (a) ordinary wear and
     tear and (b) any such defect, damage or condition that has been corrected or will be corrected in the ordinary course of the business of such property as part of the Company's scheduled annual maintenance and improvement program.

               (xxiv) As a result of, and in connection with, the merger (the "Ensign Merger"), effected in March 1998, of a wholly-owned subsidiary of the Company with and into Ensign Properties, Inc., a Florida corporation ("Ensign"), the Company owns 100% of the issued and outstanding capital stock of Ensign and commenced the self-management of properties it owns or may acquire in Orlando and Tampa, Florida. In accordance with the terms of their respective organizational documents and the applicable laws of their respective jurisdictions, each of the Company and Ensign received the necessary approval from their respective security holders and, where applicable, boards of directors to participate in, and to consummate, the Ensign Merger and the other transactions related thereto as set forth in, or incorporated by reference into, the Prospectus. The Ensign Merger has become effective under the applicable laws of, and the related certificate of merger has been duly filed in, the State of Florida prior to the Closing Date.

               (xxv) As a result of, and in connection with, the merger (the "Meridian Merger", together with the Ensign Merger, the "Mergers"), effective June 1, 1998, of a wholly-owned subsidiary of the Company with and into Meridian Point Realty Trust VIII Co. ("Meridian VIII"), the Company owns 100% of the issued and outstanding capital stock of Meridian
     VIII. In accordance with the terms of their respective organizational documents and the applicable laws of their respective jurisdictions, each of the Company and Meridian VIII received the necessary approval from their respective security holders and, where applicable, boards of directors or trustees to participate in, and to consummate, the Meridian Merger and the other transactions related thereto as set forth in, or incorporated by reference into, the Prospectus. The Meridian Merger has become effective under the applicable laws of, and the related certificate of merger has been duly filed in, the State of Missouri prior to the Closing Date.

               (xxvi) The consummation of the Mergers did not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, agreement or instrument to which the Company or its Subsidiaries is a party or by which they are bound or to which any of the property or other assets of the Company or its Subsidiaries is subject, (ii) the articles of incorporation, charter, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document, as applicable, of the Company or its Subsidiaries, or (iii) any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its Subsidiaries or any of their properties or other assets.

               (xxvii) No holder of outstanding shares of capital stock of the Company has any rights to the registration of shares of capital stock of the Company which would or could require such securities to be included in the Registration Statement.

               (xxviii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company or any of its Subsidiaries, whether or not arising from transactions in the ordinary course of business; (ii) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and (iii) neither the Company nor any of its Subsidiaries has undertaken any liability or obligation, direct or contingent, except such liabilities or obligations undertaken in the ordinary course of business.

               (xxix) The Company has filed all federal, state, local and foreign income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and the Company has no knowledge, after due inquiry, of any tax deficiency which has been asserted or threatened against the Company. To the knowledge of the Company, there are no tax returns of the Company or any of its Subsidiaries that are currently being audited by state, local or federal taxing authorities or agencies which would have a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company and its Subsidiaries.

               (xxx) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Underwriting Agreement and the consummation of the transactions herein contemplated has been obtained or made and is in full force and effect.

               (xxxi) The Company and its Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses and are in compliance with the terms and conditions of such licenses, certificates and permits; and the Company and its Subsidiaries have not infringed on any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and its Subsidiaries taken as a whole.

               (xxxii) The Company and its Subsidiaries are conducting their respective businesses in material compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, including, without limitation, the Americans with Disabilities Act of 1990 and all applicable local, state and federal employment, truth-in-advertising, franchising and immigration laws and regulations, except where the failure to be so in compliance would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

               (xxxiii) No transaction has occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described or incorporated by reference in the Registration Statement and the Prospectus.

               (xxxiv) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any capital stock of the Company or the shares of Preferred Stock to facilitate the sale or resale of any of the Securities.

               (xxxv)   Commencing with the taxable year ending December
     31, 1988, the Company has been organized and operating in conformity with the requirements for qualification as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's method of operation permits it to meet and to continue to meet the requirements for taxation as a real estate investment trust under the Code. The Company has no intention of changing its operations or engaging in activities which would cause it to fail to qualify, or make economically undesirable its continued qualification as, a real estate investment trust.

               (xxxvi)   Neither the Company nor any Subsidiary is an
     "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (xxxvii) The Company has applied to list the Securities on the NYSE. If approved, trading of the Securities on the NYSE is expected to commence within a 30-day period after the initial delivery of the Securities.

               (xxxviii) The Company and its Subsidiaries maintain a system of internal accounting controls which the Company believes is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to financial assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (xxxix)   Neither the Company or any of its Subsidiaries nor,
     to the knowledge of the Company, any employee or agent of the Company or any Subsidiary, has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

               (xxxx) The Company has not distributed and, prior to the later to occur of (i) the Closing Date or (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Prospectus or other materials, if any, permitted by the Act.

          3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements contained herein, but subject to the terms and conditions set forth herein, the Company agrees to issue and sell the Securities, severally and not jointly, to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, the number of Securities set forth opposite that Underwriter's name in Schedule A hereto, at a purchase price of $24.125 per share (the "Purchase
----------
Price").

          The Securities to be purchased by the Underwriters will be delivered by the Company to the office of PaineWebber Incorporated at 1285 Avenue of the Americas, New York, New York 10019, in accordance with the terms of this Underwriting Agreement and against payment of the Purchase Price therefor by wire transfer of same day funds payable to the order of the Company in the aggregate amount of $36,187,500 at the bank account designated in writing by the Company at least one business day prior to the Closing Date, at 10:00 a.m., New York time, on June 19, 1998 (or if the NYSE or American Stock Exchange or commercial banks in the City of New York are not open on such day, the next day on which such exchanges and banks are open), or at such other time not later than eight full business days thereafter as the Underwriters and the Company mutually agree, such time being herein referred to as the "Closing Date." If requested by the Underwriters, the Securities will be prepared in definitive form and in such authorized denominations and registered in such names as the Underwriters may request upon at least two business days' prior notice to the Company and will be made available for checking and packaging at the office of PaineWebber Incorporated at least one business day prior to the Closing Date.

          4. Covenants. The Company covenants and agrees with the Underwriters that:

               (a) The Company will cause the Prospectus Supplement to be filed as required by Section 2(a) hereof (but only if the Underwriters or their counsel have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify the Underwriters promptly of such filing. During the period in which a prospectus relating to the Securities is required to be delivered under the Act or such date which is 90 days after the Closing Date, whichever is later, the Company will notify the Underwriters promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed, of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; the Company will prepare and file with the Commission, promptly upon the Underwriters' request, any amendments or supplements to the Registration Statement or Prospectus that, in the Underwriters' opinion, may be necessary or advisable in connection with the Underwriters' distribution of the Securities; and the Company will file no amendment or supplement to the Registration Statement or Prospectus (other than any prospectus supplement relating to the offering of other securities registered under the Registration Statement or any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which the Underwriters or their counsel shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

               (b) The Company will advise the Underwriters, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification or registration of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

               (c) The Company will comply with all requirements imposed upon it by the Act, the 1933 Act Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Securities as contemplated by the provisions hereof and the Prospectus. If during such period where a prospectus relating to the Securities is required to be delivered under the Act or such date which is 90 days after the Closing Date, whichever is later, any event occurs as a result of which, in the opinion of Underwriters' counsel, the Registration Statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus as then amended or supplemented contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Act, the Company will promptly notify the Underwriters and will amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

               (d) The Company will furnish to the Underwriters copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein), each preliminary prospectus and all amendments and supplements to the Registration Statement and Prospectus that are filed with the Commission during the period in which a prospectus relating to the Securities is required to be delivered under the Act or such date which is 90 days after the Closing Date, whichever is later (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as available and in such quantities as the Underwriters may from time to time reasonably request.

               (e) During the period of one year commencing on the date upon which the Prospectus Supplement is filed pursuant to Rule 424(b) under the Act, the

     Company will furnish the Underwriters with copies of filings of the Company under the Act and Exchange Act and with all other financial statements and periodic and special reports it distributes generally to the holders of its capital stock.

               (f) The Company will make generally available to its security holders as soon as practicable, and in the manner contemplated by Rule 158 of the 1933 Act Rules and Regulations but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earning statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424(b) under the Act that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the 1933 Act Rules and Regulations and will advise the Underwriters in writing when such statement has been made available.

               (g) Whether or not the transactions contemplated by this Underwriting Agreement are consummated or this Underwriting Agreement is terminated, the Company will pay, or reimburse if paid by the Underwriters, all costs and expenses incident to the performance of the obligations of the Company under this Underwriting Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits thereto, each preliminary prospectus, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (ii) the preparation and delivery of certificates representing the Securities, (iii) the word processing, printing and reproduction of this Underwriting Agreement, (iv) the costs incurred by the Company in furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Securities by the Underwriters or by dealers to whom Securities may be sold, (v) the listing of the Securities on the NYSE, (vi) the registration or qualification of the Securities for offer and sale under the securities or blue sky laws of such jurisdictions designated by the Underwriters, including the fees, disbursements and other charges of Underwriters' counsel in connection therewith, and the preparation and printing of a blue sky memoranda, (vii) counsel to the Company, (viii) the transfer agent for the Securities and (ix) the accountants of the Company.

               (h) If this Underwriting Agreement shall be terminated pursuant to any of the provisions hereof or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of Underwriters' counsel) reasonably incurred by the Underwriters in connection herewith.

               (i) The Company will not at any time, directly or indirectly, take any action designed to, or which might reasonably be expected to, cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization of the price of its capital stock to facilitate the sale or resale of any of the Securities.

               (j) The Company will apply the net proceeds from the sale of the Securities as set forth under the caption "Use of Proceeds" in the Prospectus Supplement.

               (k) Commencing with its taxable year ending December 31, 1988, the Company has elected to, and continues to, qualify as a "real estate investment trust" under the Code, and will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust."

          5. Conditions of Underwriters' Obligations. The Underwriters' obligation to purchase and pay for the Securities as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date (as if made at the Closing Date), of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

               (a) The Registration Statement shall have been declared effective under the Act; the Prospectus shall have been filed as required by Section 2(a) hereof; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the Underwriters' knowledge or the knowledge of the Company, threatened by the Commission, nor has any state securities authority suspended the qualification or registration of the Securities for offering or sale in any jurisdiction and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriters and Underwriters' counsel.

               (b) The Underwriters shall not have advised the Company that the Registration Statement or any amendment thereto contains an untrue statement of fact that in the opinion of the Underwriters or Underwriters' counsel is material or omits to state a fact that in the opinion of the Underwriters or Underwriters' counsel is material, and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the opinion of the Underwriters or Underwriters' counsel is material or omits to state a fact that in the opinion of the Underwriters or Underwriters' counsel is material and is necessary, in the light of the circumstances under which they were made, to make the statements therein not misleading.

               (c) Except as contemplated in the Prospectus Supplement, subsequent to the respective dates as of which information is included or incorporated by reference in the Registration Statement and the Prospectus, there shall not have been any change, on a consolidated basis, in the equity capitalization, short-term debt or long-term debt of the Company, or any adverse change, or any development involving a prospective adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company or its Subsidiaries or any adverse change in the rating assigned to any securities of the Company, that, in the Underwriters' judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Prospectus.

               (d) The Underwriters shall have received the opinions of Jaeckle Fleischmann & Mugel, LLP, counsel for the Company, and Piper & Marbury LLP, special Maryland counsel to the Company (as to which, Jaeckle Fleischmann & Mugel, LLP and Rogers & Wells LLP may rely on), each dated the Closing Date, in form and substance satisfactory to Underwriters' counsel to the effect that:

               (i) Each of the Company and its Subsidiaries has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, general or limited partnership, or other legal entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, and has full power (corporate or other) and authority to own or hold its properties and to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company and its Subsidiaries taken as a whole;

               (ii) The Company has authorized, issued and outstanding capital stock as set forth in the Prospectus Supplement and in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued; and all of the issued and outstanding shares of capital stock of the Company are fully paid and nonassessable, with no personal liability attaching to holders of the shares of capital stock solely by reason of ownership of the shares of capital stock, and none of them was issued in violation of any preemptive or other similar right. The Securities have been duly authorized by the Company for issuance and sale and when issued and sold pursuant to this Underwriting Agreement will be duly and validly issued, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and, to the knowledge of such counsel, no commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into, exercisable for, or exchangeable for shares of capital stock of the Company. No holder of any security of the Company has the right to have any security of the Company owned by such holder included for registration in the Registration Statement or to demand registration of any security owned by such holder during the 180 days after the date of this Underwriting Agreement. The issued and outstanding shares of capital stock of the Company and the

          Securities conform, or will conform, in all material respects to the descriptions thereof contained in the Registration Statement, the Prospectus and the Articles Supplementary, as the case may be. The form of certificate used to evidence the Securities is in due and proper form and complies with all applicable statutory requirements, with any applicable requirements of the Company's organizational documents and with the requirements of the NYSE;

               (iii) The Registration Statement has become effective under the Act, the Prospectus Supplement has been filed as required by
          Section 2(a) hereof and, to the best knowledge of such counsel, after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

               (iv) Each part of the Registration Statement, when such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, complied as to form in all material respects with the requirements of the Act and the 1933 Act Rules and Regulations, and such counsel has no reason to believe that either (i) any part of the Registration Statement, when such part became effective or was filed under the Act or Exchange Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission or at the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the documents incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto, when they became effective under the Act or were filed with the Commission under the Act or Exchange Act, as the case may be, complied as to form in all material respects with the requirements of the Act, the Exchange Act, the 1933 Act Rules and Regulations or the Exchange Act Rules and Regulations, as applicable; it being understood that such counsel need express no opinion as to the financial statements or other financial data included in any other documents mentioned in this clause;

               (v) The descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required;

               (vi) This Underwriting Agreement has been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Underwriting Agreement and the consummation of the transactions contemplated herein, including the issuance of the Securities, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute, indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract or other agreement or instrument known to such counsel to which the Company or its Subsidiaries are a party or by which they are bound or to which any of the property or other assets of the Company or its Subsidiaries is subject, (b) the articles of incorporation, charter, by-laws, certificate of general or limited partnership, partnership agreement, or other organizational document of the Company or any of its Subsidiaries, as applicable, or (c) any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or its Subsidiaries or any of their properties or other assets; and no consent, approval, authorization, notice to, order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Underwriting Agreement in connection with the issuance or sale of the Securities by the Company, except such as have been obtained under the Act or from the NYSE and the NASD;

               (vii)  Commencing with the taxable year ending December
          31, 1988 the Company has continuously been organized and operated in conformity with the requirements for qualification as a "real estate investment trust" under the Code. The Company's method of operation will permit it to continue to meet the requirements for taxation as a "real estate investment trust" under the Code. The federal income tax treatment described in (i) the Prospectus under the caption "Federal Income Tax Considerations" and (ii) the Prospectus Supplement under the caption "Certain Federal Income Tax Considerations," is accurate;

               (viii) To the best of such counsel's knowledge, neither the Company nor any of its Subsidiaries is in violation of any term or provision of their respective articles of incorporation, charter, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document, as applicable, or in violation of or default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract, permit, judgment, decree, order, statute, rule or regulation;

               (ix) To the best of such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company or any of its Subsidiaries, involving the Company's or any of its Subsidiaries' officers or directors or to which any of the Company's or any of its Subsidiaries' properties or other assets are subject which would have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; and

               (x) Neither the Company nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (xi) Following the completion of the Ensign Merger, the Company owned 100% of the issued and outstanding capital stock of Ensign. In accordance with the terms of their respective jurisdictions, each of the Company and Ensign received the necessary approval from their respective security holders, and, where applicable, boards of directors, to participate in and to consummate the Ensign Merger. The Ensign Merger has become effective under the applicable laws of, and the related certificate of merger has been filed in, the State of Florida;

               (xii) Following the completion of the Meridian Merger, the Company owned 100% of the issued and outstanding capital stock of Meridian VIII. In accordance with the terms of their respective jurisdictions, each of the Company and Meridian VIII received the necessary approval from their respective security holders, and, where applicable, boards of directors, to participate in and to consummate the Meridian Merger. The Meridian Merger has become effective under the applicable laws of, and the related certificate of merger has been filed in, the State of Missouri; and

               (xiii) The consummation of the Mergers did not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, agreement or instrument to which the Company or its Subsidiaries is a party or by which they are bound or to which any of the property or other assets of the Company or its Subsidiaries is subject, (ii) the articles of incorporation, charter, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document, as applicable, of the Company or its Subsidiaries, or (iii) any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its Subsidiaries or any of their properties or other assets.

               (e) The Underwriters shall have received from Rogers & Wells LLP, Underwriters' counsel, such opinion or opinions, dated the Closing Date, with respect to the validity of the Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

               (f) At the time of execution of this Underwriting Agreement and at the Closing Date, the Underwriters shall have received a letter, dated the date of delivery thereof, from KPMG Peat Marwick LLP, the independent public accountants of the Company, in the form previously agreed to by the Underwriters.

               (g) The Underwriters shall have received from the Company a certificate, signed by the President or a Vice President and by the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that, to the best of their knowledge based upon reasonable investigation:

               (i) The representations and warranties of the Company in this Underwriting Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened by the Commission nor has any state securities authority suspended the qualification or registration of the Securities for offering or sale in any jurisdiction;

               (iii) Since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus that has not been so set forth, and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations of the Commission thereunder that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed;

               (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (a) there has not been, and no development has occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (b) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus; and

               (v) such other matters as the Underwriters or Underwriters' counsel may reasonably request.

               (h) Prior to the Closing Date, the Securities shall have been duly authorized for listing by the NYSE upon official notice of issuance.

               (i) All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Underwriters or Underwriters' counsel. The Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as the Underwriters shall reasonably request and the Company shall furnish to the Underwriters such further certificates and documents as the Underwriters shall have reasonably requested.


          6.   Indemnification and Contribution.

               (a) The Company agrees to indemnify and hold the Underwriters harmless, their directors, officers, employees and agents and each person, if any, who controls them within the meaning of Section 15 of the Act or
     Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred to which the Underwriters, or any such person, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it, in the light of the circumstances under which they were made, not misleading or (iii) any act or failure to act or any alleged act or failure to act by the Underwriters in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Underwriters through their gross negligence or willful misconduct); provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the

     Securities in the public offering to any person and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Underwriters furnished in writing to the Company by the Underwriters expressly for inclusion in the Registration Statement or the Prospectus. The Underwriters confirm to the Company and the Company acknowledges that only the following information appearing in the Prospectus with respect to the public offering of the Securities has been furnished to the Company by the Underwriters for use in the Prospectus: (i) the names of the Underwriters contained on the cover page and back cover page of the Prospectus Supplement; (ii) the stabilization legend on the inside front cover page of the Prospectus Supplement; and (iii) the information in the first, second and sixth paragraphs under the caption "Underwriting" in the Prospectus Supplement. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

               (b) The Underwriters will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to the Underwriters, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Underwriters furnished in writing to the Company by the Underwriters expressly for use in the Registration Statement, the preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that the Underwriters might otherwise have; provided, however, that in no case shall the Underwriters be liable or responsible for any amount in excess of the underwriting discounts and commissions received by the Underwriters.

               (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one additional firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld); provided however, no indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding. Notwithstanding any other provision of this Section 6(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
     (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

               (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriters, the Company and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus Supplement. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
     Section 6(d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discounts and commissions received by the Underwriters and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), any person who controls a party to this Underwriting Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). Except for a settlement entered into pursuant to the last sentence of Section 6(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

               (e) The indemnity and contribution agreements contained in this
     Section 6 and the representations and warranties of the Company contained in this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of the Securities and payment therefor or
     (iii) any termination of this Underwriting Agreement.

          7. Representations and Agreements to Survive Delivery. All representations, warranties and agreements of the Company contained herein or in certificates delivered pursuant hereto, and the Underwriters' agreements contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling persons, or the Company or any of its officers, directors or any controlling persons, and shall survive delivery of and payment for the Securities hereunder.

          8. Termination. The Underwriters shall have the right by giving notice as hereinafter specified at any time at or prior to the Closing Date, to terminate this Underwriting Agreement if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled when due, (iii) trading on the NYSE shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for the Preferred Stock shall have been required on the NYSE by the NYSE or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by federal or New York authorities, or (vi) an outbreak of major hostilities in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Underwriting Agreement that, in the Underwriters' judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party with respect to Securities not purchased by reason of such termination except that the provisions of Section 4(g), 4(h) and Section 6 hereof shall at all times be effective. If the Underwriters elect to terminate this Underwriting Agreement as provided in this Section, the Company shall be notified promptly by the Underwriters by telephone, telex or telecopy, confirmed by letter.

          9. Notices. All notices or communications hereunder shall be in writing and if sent to the Underwriters shall be mailed, delivered, telexed or telecopied and confirmed to the Underwriters in care of PaineWebber Incorporated at 1285 Avenue of the Americas, New York, New York 10019, c/o Real Estate Investment Banking, attention: David R. Jarvis (with copy to Jay L. Bernstein, Esq., c/o Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166), or if sent to the Company, shall be mailed, delivered, telexed or telecopied and confirmed to David H. Hoster II, c/o the Company at 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi 39201 (with copy to Joseph P. Kubarek, Esq., c/o Jaeckle Fleischmann & Mugel, LLP, 800 Fleet Bank Building, Twelve Fountain Plaza, Buffalo, New York 14202-2292).

Any party to this Underwriting Agreement may change such address for notices by sending to the other party to this Underwriting Agreement written notice of a new address for such purpose.

          10. Parties. This Underwriting Agreement shall inure to the benefit of, and be binding upon, the Company and the Underwriters and their respective successors and the controlling persons, officers, directors, employees and representatives referred to in Section 6 hereof, and no other person will have any right or obligation hereunder.

          11. Applicable Law. This Underwriting Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          12.  Over-allotment Option.

                        (a) In addition to the Securities being sold by the Company and described in Section 1 hereof (which are referred to herein as the "Firm Securities"), the Underwriters, at the Underwriters' option, shall have the right to purchase from the Company up to an aggregate 225,000 additional shares of Preferred Stock ("Optional Securities"). The first two paragraphs of Section 3 hereof shall be deemed to apply only to the purchase, sale and delivery of the Firm Securities. References in those two paragraphs to the "Securities" shall be deemed to be references to the Firm Securities; except as otherwise provided in this Section 12, other references in this Underwriting Agreement to the "Securities" shall be deemed to include the Firm Securities and the Optional Securities.

                        (b) Upon written notice from the Underwriters given to the Company not more than 30 days subsequent to the date of the public offering of the Securities, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per share to be paid for the Firm Securities. Such Optional Securities may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be surrendered and terminated at any time upon notice by the Underwriters to the Company. The "Closing Date" as defined in Section 3 hereof, shall be deemed to be the "Closing Date," and the time for the delivery of, and payment for, the Optional Securities, is herein referred to as the "Option Closing Date" (which may be the Closing Date). The Option Closing Date shall be determined by the Underwriters but shall be not later than 10 days after the Underwriters give to the Company written notice of election to purchase Optional Securities. The preparation, registration, checking and delivery of, and payment for, the Optional Securities shall occur or be made in the same manner as provided in Section 3 hereof for the Firm Securities, except as the Underwriters and the Company may otherwise agree.

                        (c) The conditions to the Underwriters' obligations set forth in Section 5 shall be deemed to be conditions to the Underwriters' obligation to purchase and pay for the Securities to be purchased on each of the Closing Date and the Option Closing Date, as the case may be; references in that Section and in Sections 2, 8 and 13 hereof to the "Closing Date" shall be deemed to be references to the Closing Date or the Option Closing Date, as the case may be, and references to the "Securities" in Section 5 hereof shall be deemed to be references to the Securities to be purchased at such Closing Date. A termination of this Underwriting Agreement as to the Optional Securities after the Closing Date will not terminate this Underwriting Agreement as to the Firm Securities.

     13. Default by One or More of the Underwriters. If, on either the Closing Date or the Option Closing Date, any Underwriter defaults in the performance of its obligations under this Underwriting Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities which the defaulting Underwriter agreed but failed to purchase on such Closing Date in the respective proportions which the number of Firm Securities set forth opposite the name of each remaining non-defaulting Underwriter in Schedule A
                                                                  ----------
hereto bears to the total number of Firm Securities set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule A hereto; provided,
                                                    ----------
however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Securities on such Closing Date if the total number of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Securities to be purchased on such Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Securities which it agreed to purchase on such Closing Date. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities to be purchased on such Closing Date. If the remaining non-defaulting Underwriters or other underwriters satisfactory to the Underwriters do not elect to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date, this Underwriting Agreement (or, with respect to the Option Closing Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Securities) shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 4(g) and 4(h). As used in this Underwriting Agreement, the term "Underwriter" includes, for all purposes of this Underwriting Agreement unless the context requires otherwise, any party not listed in Schedule A hereto who, pursuant to
                                            ----------
this Section 13, purchases Firm Securities which a defaulting Underwriter agreed but failed to purchase.

           Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Underwriters or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          If the foregoing correctly sets forth the understanding between the Company and the Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Underwriters.


                         Very truly yours,

                         EASTGROUP PROPERTIES, INC.


                         By:
                              ----------------------------------
                              Name:
                              Title:


ACCEPTED as of the date first above
 written:


PAINEWEBBER INCORPORATED


By:
     ---------------------------------
     Name:
     Title:

For itself and as representative
of the several Underwriters named
in Schedule A hereto

                                   SCHEDULE A

Underwriter                                               Number of
-----------                                                Shares
                                                          ---------

PaineWebber Incorporated............................       375,000
A.G. Edwards & Sons, Inc............................       375,000
J.C. Bradford & Co..................................       375,000
Raymond James & Associates, Inc.....................       375,000
               Total................................     1,500,000

                                  SCHEDULE B

                          EastGroup Properties, Inc.
                                 Subsidiaries


Parent:                       100% Owned Subsidiaries:
------                        -----------------------
============================================================
EastGroup Properties, Inc.    EastGroup California, Inc.
------------------------------------------------------------
                              EastGroup Florida, Inc.
------------------------------------------------------------
                              EastGroup Houston, Inc.
------------------------------------------------------------
                              EastGroup Jackson, Inc.
------------------------------------------------------------
                              EastGroup Jacksonville, Inc.
------------------------------------------------------------
                              EastGroup San Antonio, Inc.
------------------------------------------------------------
                              EastGroup Sunbelt, Inc.
------------------------------------------------------------
                              EastGroup Tampa, Inc.
------------------------------------------------------------
                              EastGroup Texas, Inc.
------------------------------------------------------------
                              EastGroup Virginia, Inc.
------------------------------------------------------------
                              EGP Managers, Inc.
------------------------------------------------------------
                              EastGroup Alabama, Inc.
------------------------------------------------------------
                              CPI Holdings, Inc.
------------------------------------------------------------
                              EastGroup-LNH Corporation
------------------------------------------------------------
                              EastGroup Properties General
                              Partners, Inc.
------------------------------------------------------------
                              EGP Houston Partners Ltd.
------------------------------------------------------------
                              EGP-Orlando, Inc.
------------------------------------------------------------
                              EGP San Antonio Partners Ltd.
------------------------------------------------------------
                              EGP Texas Partners Ltd.
------------------------------------------------------------
                              Meridian Point Realty Trust
                              VIII Co.
------------------------------------------------------------
                              EastGroup Properties Holdings,
                              Inc.
------------------------------------------------------------
                              EastGroup Properties, L.P.
------------------------------------------------------------
                              EastGroup Property Services,
                              Inc.
------------------------------------------------------------

------------------------------------------------------------
                              EastGroup South Bay, LLC
------------------------------------------------------------
                              IBG Wiegman Road Associates
------------------------------------------------------------

------------------------------------------------------------
EastGroup-LNH Corp.           LNH Florida, Inc.
------------------------------------------------------------
                              LNH KC, Inc.
------------------------------------------------------------
                              LNH RI, Inc.
------------------------------------------------------------

============================================================

                                  SCHEDULE C
                                  ----------

                   Tenant Rights of First Refusal/First Offer



================================================================================
Property:                    Tenant:                 Right:
--------                     ------                  -----
--------------------------------------------------------------------------------
Exchange Distribution        Central Garden and      Right of first negotiation
                             Pet Company             to purchase entire property
--------------------------------------------------------------------------------
Northwest Point              Commerce Fresh          Option to purchase entire
 Distribution Center         Marketing, Inc.         property at any time
                                                     during lease term or
                                                     extension thereof
--------------------------------------------------------------------------------
Columbia Place               Ceridian Corporation    Option to purchase any
                                                     real property interest
                                                     being sold by landlord
                                                     (excluding any sale,
                                                     transfer or assignment by
                                                     landlord to entity
                                                     affiliated with landlord)
--------------------------------------------------------------------------------
Exchange Drive Warehouses    DRB Holdings            Right of first refusal to
                                                     purchase leased premises
                                                     if the Company receives a
                                                     bona fide contract to
                                                     purchase and sell during
                                                     lease term
--------------------------------------------------------------------------------
San Clemente Distribution    Sunclipse, Inc.         Right of first refusal to
Center                                               purchase leased premises
                                                     if the Company enters into
                                                     a contract or agreement
                                                     which could transfer the
                                                     ownership of the leased
                                                     premises or the Company
                                                     receives a written offer
                                                     to purchase all or any
                                                     portion of the leased
                                                     premises during the lease
                                                     term
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
55th Street Distribution     Iron Mountain Records   Right of first refusal to
Center                       Management, Inc.        purchase property or
                                                     building
--------------------------------------------------------------------------------
Ethan Allen Distribution     Ethan Allen Inc.        Right of first refusal to
Center                                               purchase the premises
--------------------------------------------------------------------------------
Auburn Facility              GKN Automotive, Inc.    Option to purchase leased
                                                     property and right of
                                                     first refusal
--------------------------------------------------------------------------------


                                      C-2